THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10SB12G              NUMBER OF DOCUMENTS: 10
RECEIVED DATE: 07-Jul-2005 13:27    ACCEPTED DATE:       07-Jul-2005 13:28
FILING DATE:   07-Jul-2005 13:27
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000001

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10SB12G
      FILE NUMBER(S):
         1. 000-51417